                                                                    EXHIBIT 10.1

                              SECOND AMENDMENT TO
                          EIGHTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO EIGHTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Second Amendment"), dated effective as of the 24/th/ day of October, 2001, is entered into by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company ("Gulf Island Subsidiary"), DOLPHIN SERVICES, INC., a Louisiana corporation ("Dolphin"), SOUTHPORT, INC., a Louisiana corporation ("Southport"), GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company ("MinDOC"), GIF FINANCE, INC., a Delaware corporation ("GIF Finance" and together with Gulf Island Subsidiary, Dolphin, Southport, and MinDOC, each an "Existing Subsidiary" and, collectively, the "Existing Subsidiaries"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), BANK ONE, NA, a national banking association, in its individual capacity ("Bank One") (each of Whitney and Bank One individually, a "Bank" and collectively, "Banks"), and BANK ONE, NA, a national banking association, in its capacity as agent for Banks as set forth hereinafter ("Agent").

                                   RECITALS:
                                   --------

     A. Borrower, the Existing Subsidiaries other than GIF Finance, Whitney, and Bank One, in its capacity as a Bank and as Agent, entered into that certain Eighth Amended and Restated Revolving Credit Agreement, dated effective as of January 1, 2000 (the "Restated Credit Agreement");

     B. Borrower, the Existing Subsidiaries other than GIF Finance, Banks, and Agent entered into that certain First Amendment to the Restated Credit Agreement, dated effective as of September 21, 2000 (collectively, with the Restated Credit Agreement, the "Amended Credit Agreement");

     C. Borrower, the Existing Subsidiaries, Banks, and Agent desire to amend the Amended Credit Agreement (i) to extend the maturity date of the Revolving Credit Facility from December 31, 2002 to December 31, 2003; (ii) to add GIF Finance as a party to the Amended Credit Agreement; (iii) to permit the creation or existence of Debt by Gulf Island Subsidiary to GIF Finance, the aggregate amount of which shall not exceed $40,000,000; (iv) to permit the creation or existence of Debt in the form of Bank Guaranty Indebtedness and Third-Party Letter of Credit Indebtedness, the aggregate amount of which shall not exceed $30,000,000; and (v) to permit the creation or existence of Liens on cash collateral to secure Bank Guaranty Indebtedness and Third-Party Letter of Credit Indebtedness.

     NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained Borrower, the Existing Subsidiaries, Banks, and Agent hereby agree as follows:

                                   ARTICLE I

                    AMENDMENTS TO AMENDED CREDIT AGREEMENT

     1.   Preamble.  The preamble of the Amended Credit Agreement is hereby
          --------
amended by adding "GIF Finance, Inc., a Delaware corporation", to the preamble, including such corporation within the meaning of Existing Subsidiary (as defined in the preamble), and defining such corporation as "GIF Finance."

     2.   Section 4.2.  A new final sentence is hereby added to Section 4.2 of
          -----------
the Amended Credit Agreement to provide: "This Section 4.2 shall not, however, apply to any payments received or collateral held by either Bank as the result of Bank Guaranty Indebtedness or Third-Party Letter of Credit Indebtedness owed by Borrower or any of its Subsidiaries to such Bank outside of the terms of this Agreement."

     3.   Section 5.4.  Section 5.4 of the Amended Credit Agreement is hereby
          -----------
amended by deleting the date "December 31, 1999" in each instance where such date appears in Section 5.4 and replacing such date with the date "December 31, 2000." Section 5.4 is further amended by deleting the date "June 30, 2000" in the second sentence thereof and replacing such date with "June 30, 2001."

     4.   Section 5.19.  Section 5.19 of the Amended Credit Agreement is hereby
          ------------
amended by deleting the phrase "incurred by MinDOC and solely binding upon MinDOC" from the first sentence thereof.

     5.   Section 5.22.  Section 5.22 of the Amended Credit Agreement is hereby
          ------------
amended by inserting the phrase "other than holders of Permitted Liens" after the word "Persons".

     6.   Section 6.10.  Section 6.10(c) of the Amended Credit Agreement is
          ------------
hereby amended by  revising the parenthetical phrase contained therein to provide:  "....(other than Permitted Debt owed by MinDOC or to GIF Finance)...."

     7.   Section 6.12.  Section 6.12 of the Amended Credit Agreement is hereby
          ------------
amended in its entirety to state:

                  6.12  Debt.  Not create or permit to exist, and not allow any
                        ----
          of Borrower's Subsidiaries to create or permit to exist, any Debt without the prior written consent of Banks if, as a result thereof, the aggregate amount of Debt of Borrower and its Subsidiaries would exceed $1,000,000 exclusive of Permitted Debt.

     8.   Section 6.14.  Section 6.14 of the Amended Credit Agreement is hereby
          ------------
amended to delete the word "or" immediately preceding the number "(ii)", to insert a comma immediately preceding the number "(ii)", and to add a new final clause to Section 6.14 to provide: "...., or (iii) GIF Finance from engaging in the business of financing Borrower's other Subsidiaries."

     9.   Section 6.22.  A new Section 6.22 is hereby added to the Amended
          ------------
Credit Agreement to provide:

               6.22 Pledge of GIF Finance Accounts.  If requested by Agent, GIF
                    ------------------------------
          Finance will within thirty days of GIF's receipt of such request, take all steps necessary to perfect a first priority security interest in GIF's deposit accounts and other similar accounts in favor of Agent on behalf of the Banks and will obtain all third party consents in connection with the perfection and priority of such security interest as are reasonably requested by Agent.

     10.  Section 11.1.  Section 11.1 of the Amended Credit Agreement is hereby
          ------------
amended to substitute the following definitions for the former definitions of "Excluded Subsidiaries", "Permitted Debt", and "Termination Date":

          "Excluded Subsidiaries" means MINDOC, L.L.C., Southport of Houma, L.L.C., GIFI Properties, L.L.C., Deep Ocean Services, L.L.C., and GIFI International, LTD.

          "Permitted Debt" means (i) Debt owed by MinDOC to the United States Maritime Administration or which is guaranteed by the United States Maritime Administration and which Debt is (x) non-recourse to Borrower or any of its other Subsidiaries other than MinDOC and (y) secured by Liens only on MinDOC's assets, (ii) Bank Guaranty Indebtedness and Third-Party Letter of Credit Indebtedness in favor of either of the Banks but not exceeding $30,000,000 in aggregate principal amount for Borrower and its Subsidiaries on a consolidated basis, and (iii) Debt owed by Borrower's Subsidiaries to GIF Finance that (x) does not exceed $40,000,000 in the aggregate, (y) is unsecured, and (z) subject to the terms of the Subordination Agreement.

          "Termination Date" means December 31, 2003.

Section 11.1 of the Amended Credit Agreement is hereby further amended to delete the word "and" following the semi-colon at the end of subsection (vii), to substitute a semi-colon for the period at the end of subsection (viii), to insert the word "and" following such semi-colon, and to add the following new subsection (ix) of the definition of "Permitted Liens":

     (xi) Liens on collateral consisting solely of cash, cash equivalents, and freely-marketable investment securities securing Bank Guaranty Indebtedness or Third- Party Letter of Credit Indebtedness, which collateral cannot exceed the principal amount of the Bank Guaranty Indebtedness or Third-Party Letter of Credit Indebtedness in question plus 5%.


Section 11.1 of the Amended Credit Agreement is hereby further amended as to add the following definitions:

          "Bank Guaranty Indebtedness" means any obligation of Borrower or any of its Subsidiaries to reimburse the issuer of any bank guaranty issued outside of the United States for draws on such bank guaranty, including principal, interest, fees, costs, and expenses.

          "Subordination Agreement" means that certain Subordination Agreement among Gulf Island Subsidiary, GIF Finance, and Agent, on behalf of the Banks, dated October 24, 2001.

          "Third-Party Letter of Credit Indebtedness" means any obligation of Borrower or any of its Subsidiaries to reimburse the issuer of any letter of credit, other than letters of credit issued pursuant to this Agreement, for draws on such letter of credit, including principal, interest, fees, costs, and expenses. "Third-Party Letter of Credit Indebtedness" specifically includes any such obligation of Borrower or any of its Subsidiaries to reimburse either Bank for draws on letters of credit issued by such Bank outside of this Agreement.

                                  ARTICLE II

                    SPECIAL REPRESENTATIONS AND WARRANTIES
                     WITH RESPECT TO THIS SECOND AMENDMENT

     In order to induce Banks and Agent to enter into this Second Amendment, Borrower and the Existing Subsidiaries represent and warrant to Banks that:

     1.   Borrower Authorization.  Borrower is duly authorized to execute,
          ----------------------
deliver and perform its obligations under this Second Amendment and is and will continue to be duly authorized to borrow monies and apply for Letters of Credit under and to perform its obligations under the Amended Credit Agreement, as amended by this Second Amendment and as it may be further amended from time to time.

     2.   Enforceability Against Borrower.  This Second Amendment shall, upon
          -------------------------------
execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     3.   Existing Subsidiary Authorization.  Each Existing Subsidiary is duly
          ---------------------------------
authorized to execute, deliver and perform its obligations under this Second Amendment and is and will continue to be duly authorized to apply for Letters of Credit and to agree to the related reimbursement obligations under the Amended Credit Agreement, as amended by this Second Amendment and as it may be further amended from time to time.

     4.   Enforceability Against Existing Subsidiaries.  This Second Amendment
          --------------------------------------------
shall, upon execution and delivery, constitute the legal, valid and binding obligation of each Existing Subsidiary enforceable in accordance with its terms.

                                  ARTICLE III

                 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                SECOND AMENDMENT

     This Second Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this Second Amendment executed and delivered by Borrower, the Existing Subsidiaries and Banks and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each Bank:

     1.   Borrower's Resolutions. Copies, duly certified by the Secretary or
          ----------------------
Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Amended Credit Agreement, as amended hereby, and the execution and delivery of this Second Amendment and the new Notes contemplated hereby;

     2.   Existing Subsidiaries' Resolutions.  Copies, duly certified by the
          ----------------------------------
Secretary or Assistant Secretary of each Existing Subsidiary, authorizing the borrowings under the Amended Credit Agreement, as amended hereby, and the execution and delivery of this Second Amendment and, in the case of GIF Finance, the Subordination Agreement and its Guaranty;

     3.   Notes.  Borrower's duly executed Notes payable to the order of Banks,
          -----
in the form attached as Exhibits "C" and "D" hereto, with appropriate insertions;

     4.   Subordination Agreement.  The Subordination Agreement, duly executed
          -----------------------
by GIF Finance, in a form acceptable to Agent, and which shall constitute a "Collateral Document" for all purposes under the Amended Credit Agreement, as amended hereby;

     5.   GIF Finance Guaranty.  A Guaranty, duly executed by GIF Finance,
          --------------------
pursuant to which GIF Finance guaranties all of Borrower's obligations under this Agreement and the other Loan Documents, in a form acceptable to Agent, and which shall constitute a "Collateral Document" for all purposes under the Amended Credit Agreement, as amended hereby;

     6.   No Default Certificate.  Borrower's duly executed default and warranty
          ----------------------
certificate;

     7.   Borrower's Incumbency Certificate.  Certificates of Borrower's
          ---------------------------------
Secretary or Assistant Secretary certifying the names of the officers of Borrower authorized to execute the documents or certificates to be delivered hereunder by Borrower, together with the true signatures of such officers; and

     8.   Existing Subsidiaries' Incumbency Certificate.  Certificates of the
          ---------------------------------------------
Secretary or Assistant Secretary of each Existing Subsidiary certifying the names of the officers of such Existing Subsidiary authorized to execute the documents or certificates to be delivered hereunder by such Existing Subsidiary, together with the true signatures of such officers.

                                  ARTICLE IV

                                 MISCELLANEOUS

     1.   Definitions.  All terms used herein with initial capital letters and
          -----------
not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

     2.   Substitution of Exhibits and Schedules.  Exhibits "C",  "D", and "F"
          --------------------------------------
of the Amended Credit Agreement are hereby deleted, and Exhibits "C", "D", and "F" attached hereto are hereby substituted in place thereof. Schedule 1 of the Amended Credit Agreement is hereby deleted, and Schedule 1 attached hereto is hereby substituted in place thereof.

     3.   Ratification of Notes and Liens.  Borrower does hereby ratify,
          -------------------------------
reaffirm and acknowledge its obligations under the Notes, and Gulf Island Subsidiary does hereby further ratify, reaffirm and acknowledge its mortgage, pledge and/or assignment of, and/or grant of a security interest in, all Collateral heretofore provided by Gulf Island Subsidiary as security for the Notes and the other Obligations under the Amended Credit Agreement. Gulf Island Subsidiary does hereby further ratify, confirm and acknowledge to Agent and Banks that: (a) the mortgage, pledge and/or assignment of, and/or grant of a security interest in, all such Collateral is and shall remain in full force and effect; (b) the Collateral Documents to which Gulf Island Subsidiary is a party are and shall continue to be valid, binding and enforceable obligations of Gulf Island Subsidiary; (c) the Collateral Documents and the Collateral shall continue to secure, with the original ranks and priority, the Notes and the other Obligations of Borrower and the Existing Subsidiaries as renewed, rearranged, extended and now evidenced by the Notes executed of even date herewith in the forms attached hereto as Exhibits "C" and "D"; and (d) any references in the Collateral Documents to the Notes shall be deemed a reference to the Notes executed of even date herewith in the forms attached hereto as Exhibits "C" and "D".

     4.   Ratification of Existing Subsidiaries Continuing Guaranty.  The
          ---------------------------------------------------------
Existing Subsidiaries other than GIF Finance do hereby ratify, reaffirm and acknowledge their obligations under the Guaranty heretofore provided by the Existing Subsidiaries other than GIF Finance under the Amended Credit Agreement. The Existing Subsidiaries other than GIF Finance do hereby further ratify, reaffirm and acknowledge to Agents and Banks that: (a) the Guaranty is and shall remain in full force and effect; (b) the Guaranty to which the Existing Subsidiaries other than GIF Finance are a party is and shall continue to be valid, binding and an enforceable obligation of the Existing Subsidiaries other than GIF Finance.

     5.   No Other Changes.  The Amended Credit Agreement as hereby amended is
          ----------------
hereby ratified and confirmed in all respects. Any reference to the Amended Credit Agreement in any Loan Document shall be deemed to refer to the Amended Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Amended Credit Agreement or any other Loan Document. Except as amended by this Second Amendment, the Amended Credit Agreement shall remain in full force and effect.

Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Amended Credit Agreement.

     6.   Counterparts.  This Second Amendment may be executed in as many
          ------------
counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                              BORROWER:

                              GULF ISLAND FABRICATION, INC.


                              By: /s/ Kerry J. Chauvin
                                  -------------------------------------------
                                      Kerry J. Chauvin, Chairman & CEO


                              BANKS:

                              BANK ONE, NA


                              By: /s/ J. Charles Freel, Jr.
                                  -------------------------------------------
                                      J. Charles Freel, Jr.,
                                      First Vice President


                              WHITNEY NATIONAL BANK


                              By: /s/ Harry C. Stahel
                                  --------------------------------------------
                                      Harry C. Stahel,
                                      Senior Vice President

                              AGENT:

                              BANK ONE, NA


                              By: /s/ J. Charles Freel, Jr.
                                  --------------------------------------------
                                      J. Charles Freel, Jr.,
                                      First Vice President

                              EXISTING SUBSIDIARIES:

                              GULF ISLAND, L.L.C.


                              By: /s/ Kirk Meche
                                  --------------------------------------------
                                      Kirk Meche, President & CEO

                              DOLPHIN SERVICES, INC.


                              By: /s/ Joseph P. Gallagher, III
                                  --------------------------------------------
                                      Joseph P. Gallagher, III, Vice President


                              SOUTHPORT, INC.


                              By: /s/ Steve Becnel
                                  --------------------------------------------
                                      Steve Becnel, President & CEO


                              GULF ISLAND MINDOC COMPANY, L.L.C.


                              By: /s/ Kerry J. Chauvin
                                  --------------------------------------------
                                      Kerry J. Chauvin, Manager


                              GIF FINANCE, INC.


                              By: /s/ Joseph. P. Gallagher, III
                                  --------------------------------------------
                                      Joseph P. Gallagher, III, President